“A Forward-Thinking Bank with Strong Risk Management“ Let’s take on tomorrow. Investor Presentation: Q4 2023 January 2024

2 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED In addition to historical information, this presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project”, or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: a continuation of the recent turmoil in the banking industry, responsive measures taken by us and regulatory authorities to mitigate and manage related risks, regulatory actions taken that address related issues and the costs and obligations associated therewith, such as the FDIC special assessments, the impact of COVID-19 and its variants on the U.S. economy and customer behavior, the impact that changes in the economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the continued success and acceptance of our blockchain payments system, the demand for our products and services and the availability of sources of funding, the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that affect market interest rates and the money supply, actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships, higher inflation and its impacts, and the effects of any changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2022, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. This does not constitute an offer to sell, or a solicitation of an offer to buy, any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Forward-Looking Statements

A Forward-Thinking Bank with Strong Risk Management

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Q4'23 Earnings Review	Core EPS[1] of $1.90 exceeded consensus estimates through continued deposit transformation, higher margin, and well-controlled expenses
Strength of the Franchise	$1.1 billion of core deposit[2] growth offset $0.6 billion of planned BMTX student-related deposit outflows and the repayment of $0.7 billion of wholesale CDs Deposit growth was granular and broad-based across the franchise Non-interest bearing deposits account for 25% of total deposits; wholesale CDs now represent only 17% of total deposits
Strong Capital and Liquidity	TCE/TA[1] increased to 7.0% achieving our previously announced goal CET1[3] increased to 12.2% exceeding our previously announced goal Immediately available liquidity greater than 200% of uninsured deposits[4]
Maintaining Superior Credit Quality	NPA ratio low at just 0.13% and credit outlook remains stable Minimal exposure to higher-risk CRE asset classes (office and retail CRE each represent only ~1% of HFI loan portfolio)
Management Outlook	Significantly exceeded full year core EPS guidance Continued optimism for balance sheet improvement, strong capital levels, and superior profitability

1. Non-GAAP measure, refer to appendix for reconciliation
2. Total deposits excluding wholesale CDs and BMTX student-related deposits
3. Capital ratios are estimated pending final regulatory report
4. Uninsured deposits of $5.4 billion (estimate) to be reported on Customers Bank's call report less $1.1 billion of collateralized deposits and $0.1 billion of affiliate deposits

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4 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. z Delivering On Our Promises Core EPS within 3 years (2023) of $4.00 and $6.00 by 2025EPS (Jan. 2020) 1. Non-GAAP measure 2. Q4’18-Q4’23 $7.72 FY 2023 Core EPS1 z TCE/TA1: 7.0%+Higher Capital Ratios 9% CAGR between 2009 and 2018 What We Promised in 2018 Grow TBVPS1 NIM Expansion Improve ROAA NIM: 2.75% ROAA: 1.25% ROCE: double-digitImprove ROCE Board is actively engaged with risk focused culture and detailed oversight Risk Management What We Accomplished (Q4’23) 7.0%1 Among strongest in industry in liquidity, interest rate risk management and capital build while maintaining superior credit quality 15% CAGR1,2 3.31% NIM 1.22% Core ROAA1 18.3% Core ROCE1

5 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Let’s take on tomorrow. Our Priorities Remain Unchanged Moderate growth by focusing on holistic and strategic relationships and building a strong franchise Focus on further strengthening our balance sheet, improving liquidity, capital ratios and margins Not deviate from strong risk management principles: − Superior credit quality − Sound interest rate risk management − Maintain robust liquidity − Strong capital ratios − Positive operating leverage

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2024 Areas of Focus

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1. Continue deposit transformation and grow loan portfolio
2. Maintain strong margin through deployment of securities cash flow, excess cash and deposit growth into higher yielding loans
3. Further improve efficiency through focus on operational excellence and expanding fee income opportunities
4. Maintain strong capital base and liquidity while growing loans 10-15%
5. Preserve strong credit quality with focus on holistic and primary relationships
6. Client-centric culture resulting in high client satisfaction rates

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7 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Q4’23 (vs. Q3’23) Profitability Balance Sheet Credit 3.31% vs. 3.70% NIM $21.3B -2% Total Assets 0.13% -1 bps NPA Ratio $13.2B -4% Total Loans and Leases $27.1M -9% NPLs Financial Highlights - GAAP Highlights Q4’23 FY’23 $7.32 $235.4M 17.3% $1.79 Diluted EPS $58.2M Net Income ROCE 15.9% ROAA 1.16% vs. 1.57% Total Deposits $17.9B -2% Reserves to NPLs 499% vs. 466% 1.0 Q4’23 EARNINGS REVIEW

8 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Q4’23 (vs. Q3’23) Profitability Balance Sheet Credit 3.31% vs. 3.70% NIM $21.3B -2% Total Assets 0.13% -1 bps NPA Ratio $13.2B -4% Total Loans and Leases $27.1M -9% NPLs Financial Highlights - Core 1. Excludes pre-tax items: special one-time FDIC assessment fee of $3.7 million, severance expense of $0.6 million, derivative credit valuation adjustment of $0.4 million offset by gain on investment securities of $0.1 million 2. Non-GAAP measure, refer to appendix for reconciliation Highlights Q4’23 FY’23 1.0 Q4’23 EARNINGS REVIEW $7.72 $248.2M 18.3% $1.90 Core EPS1,2 $61.6M Core Net Income1,2 Core ROCE1,2 16.9% Core ROAA1,2 1.22% vs. 1.57% Core PTPP ROAA1,2 1.90% vs. 2.32% Total Deposits $17.9B -2% Reserves to NPLs 499% vs. 466%

9 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Customers Bank has Demonstrated Sustainable Organic Growth While Significantly Improving Our Liquidity Position… 2.0 STRENGH OF THE FRANCHISE 2018 2023 $9.8 $21.317% Total Assets $ billions Cash and Investment Securities $ billions Gross Loans - HFI $ billions Total Deposits $ billions 120% 72% 2018 2023 $0.7 $7.4 $0.1 $3.8 $0.7 $3.5 59% 2018 2023 $8.5 $12.99% 2018 2023 $7.1 $17.920% Loans - HFI to DepositsCash & Cash EquivalentsInvestment Securities

10 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. …and Increasing Our EPS by 4x and ROCE by 2x Over the Last Five Years 2.0 STRENGH OF THE FRANCHISE 2018 2023 $258 $687 22% NII $ millions NIM percent Diluted EPS per share ROCE percent 2018 2023 2.58% 3.29% +71 bps $1.78 $7.32 2018 2023 33% 2018 2023 7.9% 17.3% +940 bps

11 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Total Deposits $ billions Successfully Executing on Deposit Franchise Transformation • Total deposits declined by $275 million QoQ while paying down $743 million in wholesale CDs • $1.1 billion of core deposit1 growth in Q4’23 and $3.1 billion over the last three quarters • Third consecutive quarter of approximately $1.0 billion core deposit1 growth • CUBI’s estimated insured deposits2 as a percentage of total deposits were 77% among the best of regional bank peers3 Average cost of deposits 1. Total deposits excluding wholesale CDs and BMTX student-related deposits 2. Uninsured deposits of $5.4 billion (estimate) to be reported on Customers Bank’s call report less $1.1 billion of collateralized deposits and $0.1 billion of affiliate deposits; similar adjustment made to peers when publicly disclosed otherwise unadjusted reported figures used 3. Selected 2023 proxy peers as disclosed in appendix 3.39% 2.0 STRENGH OF THE FRANCHISE 3.24% $1.9 $8.5 $7.8 Q4’22 $3.5 $5.8 $8.4 Q1’23 $4.5 $5.6 $7.9 Q2’23 $4.8 $5.8 $7.6 Q3’23 $4.4 (25%) $5.6 $7.9 Q4’23 $18.2 $17.7 $18.0 $18.2 $17.9 Non-Interest Bearing DDA Interest Bearing DDA Non-DDA

12 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Robust Deposit Pipeline will Continue to Transform Funding Base FHLB Advances $ billions Wholesale CDs $ billions Meaningful progress on reducing wholesale funding2 $0.3 $0.9 $1.0 Q1’23 $0.3 $1.0 Q4’23 $2.1 $1.2 -$0.9 -41% FHLB callable fixed FHLB callable floating FHLB non-callable fixed • Total deposit pipeline remains at $1.5 billion despite significant core deposit growth in 2023 • $2.2 billion in wholesale CD maturities in 2024 2.0 STRENGH OF THE FRANCHISE Q1’23 Q4’23 $5.3 $3.0 -$2.3 -44% Core Deposits1 $ billions Q1’23 Q4’23 $11.9 $14.9 +$3.1 +26% 1. Total deposits excluding wholesale CDs and BMTX student-related deposits 2. Wholesale CDs and FHLB advances

13 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Net Interest Margin Continues to Demonstrate Positive Trends NIM percent • Margin exceeded management guidance of 3.20-3.25% target for Q4’23 3.70% 2.67% 2.96% 3.15% 3.31% 2.00% 2.50% 3.00% 3.50% 4.00% Q4’22 Q1’23 Q2’23 3.20%1 Q3’23 Q4’23 +64 bps Q4’22 Q1’23 Q2’23 $1731 Q3’23 Q4’23 $135 $150 $165 $200 $173 +28% Net Interest Income $ millions • Net interest income continues in an upward trajectory1 despite modest interest-earning asset balance declines 2.0 STRENGH OF THE FRANCHISE 1. Adjusted for $27 million of outsized accretion related to FDIC transaction in Q3’23

14 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Strategic Portfolio Remix Complete and Continuing to Maintain Strong Liquidity Position Loans – HFI $ billions Loans – HFI / Deposits percent $1.4 $5.9 $7.2 Q4’22 $1.3 $5.9 $7.2 Q1’23 $1.0 $5.7 $7.0 Q2’23 $1.0 $5.7 $6.8 Q3’23 $0.9 $5.6 $6.3 Q4’23 $14.52 $14.42 $13.62 $13.42 $12.82 Consumer Installment HFI Community Banking Corporate & Specialized Banking • Loan to deposit ratio is 72%, 17 percentage points lower than regional bank peer median 1. Total deposits excluding wholesale CDs and BMTX student-related deposits 2. HFI loans excluding PPP; non-GAAP measure, refer to appendix for reconciliation 3. Selected 2023 proxy peers as disclosed in appendix 68% 103% C UB I 72% CUBI (Q4’23) Regional Bank Peers3 (MRQ) 5.64% 6.70% 6.83% 7.87% 7.30% Yield on Loans • Anticipate deploying securities cash flow, excess cash, and core deposit1 growth into higher yielding loans at ~300 basis points additional spread in 2024 2.0 STRENGH OF THE FRANCHISE $1.0 $0.2 $0.2 $0.1PPP Loans $0.1 Top Quartile (77%) Median (89%)

2.0 STRENGH OF THE FRANCHISE

Customers Operates with Industry-Leading Efficiency

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Core Non-Interest Expense[1]

$ millions

- Disciplined expense management resulting in flat core non-interest expense[1] for the last three quarters
- Meaningful opportunity to generate positive operating leverage at current expense levels



$78
$79
$89
$89
$89
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23

Core Non-Interest Expense[1] / Average Assets

percent

- CUBI's core non-interest expense[1] as percent of average assets is the lowest among regional bank peers[2]



Top Quartile (1.94%)
Median (2.16%)
3.06%
1.67%
CUBI
CUBI (Q4'23)
Regional Bank Peers² (MRQ)

1. Non-GAAP measure, refer to appendix for reconciliation
2. Selected 2023 proxy peers as disclosed in appendix

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3.0 STRONG CAPITAL AND LIQUIDITY

Robust Liquidity Position with Greater than 200% Coverage of Uninsured Deposits

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Immediately Available Liquidity

$ billions



$5.2
$0.5
$2.3
$2.5
Q4'22
$8.5
$3.8
$1.2
$3.4
Q4'23
+$3.2
Cash
FHLB Available Committed Capacity
FRB Available Committed Capacity

- Sold $295 million of AFS securities in Q4'23 at roughly book value
- Redeemed $340 million of callable FHLB advances in Q4'23
- CUBI's ratio of immediately available liquidity to uninsured deposits[1] estimated to be approximately 202%
- Total overall liquidity of $11.4 billion as of Q4'23

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1. Uninsured deposits of $5.4 billion (estimate) to be reported on Customers Bank's call report less $1.1 billion of collateralized deposits and $0.1 billion of affiliate deposits

17 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Tangible Book Value1 per share 22% Growth in Tangible Book Value in 2023; TBV has More Than Doubled Over the Last 5 Years 1. Non-GAAP measure, refer to appendix for reconciliation 2. CAGR from Q4’18 to Q4’23 inclusive of impact of AOCI mark-to-market 3. Selected 2023 proxy peers as disclosed in appendix AOCI $23.32 $26.17 $27.92 $37.21 $38.97 $47.61 Q4’18 Q4’19 Q4’20 Q4’21 Q4’22 Q4’23 3.0 STRONG CAPITAL AND LIQUIDITY $4.34 $51.96 15%2 22% • 22% growth in TBV1 in 2023 • 5-year CAGR in TBV1 has been 15%2 despite AOCI headwinds compared to 4% for regional bank peers3 • TBV1 has more than doubled in the last 5 years • AOCI recovery of $13.2 million and $0.42 TBV1 per share in Q4’23 • Estimated AOCI recovery of ~$1.50 TBV1 per share in 2024

18 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. ` Q4’22 Q1’23 Q2’23 Q3’23 Q4’231 12.2% 12.3% 13.2% 14.3% 15.3% Total Risk-Based Capital percent 6.0% 5.9% 6.0% Q4’22 Q1’23 Q2’23 Q3’23 0.6% 7.0% Q4’23 6.5% 7.6% +50 bps +110 bps TCE/TA2,3 percent 1. Capital ratios are estimated pending final regulatory report 2. TCE/TA negatively impacted by 64 bps in Q4’23 due to AOCI 3. Non-GAAP measure, refer to appendix for reconciliation Achieved 12.2% CET1 and TCE/TA of 7.0% AOCI 9.6% 9.6% Q4’22 Q1’23 Q2’23 Q3’23 Q4’231 10.3% 11.3% 12.2% +90 bps +260 bps CET1 Risk-Based Capital percent 3.0 STRONG CAPITAL AND LIQUIDITY • Increase of approximately 90 bps in CET1 during Q4’23 and 260 bps since Q1’23 • CET1 adjusted for AOCI is 11.2% - top quartile for banks with $10- $100 billion in assets • Increase of approximately 50 bps in TCE/TA3 during Q4’23 and 110 bps since Q1’23 through organic capital generation on flat balance sheet

19 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. $31 $32 $28 $30 $27 Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 NPLs $ millions Commercial NCOs percent 0.15% 0.15% 0.13% 0.14% 0.13% Q3’22 Q4’22 Q1’23 Q3’23 Q4’23 NPAs as Percent of Total Assets percent Credit Quality Remains Strong 0.41% 0.12% 0.16% 0.17% Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 0.06%1 2.53% 2.61% 2.46% 2.96% 2.81% Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 0.70% 0.49% 0.50% 0.51% Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 0.42%1 Consumer NCOs percent Total NCOs percent 4.0 MAINTAINING SUPERIOR CREDIT QUALITY • NPLs and NPA ratio stable over the last five quarters • Office and retail CRE each represent only ~1% of HFI loan portfolio • Consumer installment HFI represents only ~7% of HFI loan portfolio CUBI2 Regional Bank Peer Median3,4 15% 38% CRE (excluding Multifamily)2 Loan mix, Q4’23 Note: Prior period amounts have been recast to conform with the current reporting 1. Excludes $6.2 million charge-offs against $8.7 million ACL on PCD loans upon FDIC loan pool acquisition 2. Excludes construction loans 3. As of Q4’23 for CUBI and MRQ for regional bank peers 4. Selected 2023 proxy peers as disclosed in appendix

20 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. 2024 Management Outlook Metrics 1.15% – 1.25%ROAA Outlook for FY 2024 Financial Targets Growth Outlook Operating Assumptions Efficiency Ratio Net Interest Margin Mid – 40’s 3.20% – 3.40% 10% – 15% core deposit1 growth; low single-digit total deposit growth Deposit Growth Loan Growth PPNR Growth2 10% – 15% driven by redeploying excess liquidity (cash and securities) into loans 10% – 15% ~11.5%CET1 ~7.5%TCE / TA3 Tax Rate 22% – 24% 5.0 MANAGEMENT OUTLOOK 1. Total deposits excluding wholesale CDs and BMTX student-related deposits 2. 2023 baseline adjusted PPNR of $367.0 million (adjusted for $11.4 million of PPP net interest income in FY’23 and $27.0 million of outsized discount accretion related to acquired loan portfolio from the FDIC transaction in Q3’23) 3. Non-GAAP measure

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Concluding Perspectives

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Improving Deposit Franchise	$3.1 billion of core deposit[1] growth with corresponding reduction in wholesale funding over the last three quarters Robust core deposit pipeline remains at approximately $1.5 billion
NIM Expansion	Net interest margin of 3.31% exceeded our Q4'23 guidance and is at sustainable levels
Strengthening Capital Base	Strong capital levels with 7.0% TCE/TA[2] and 12.2% CET1[3] Improved TCE/TA[2] by 50 bps and CET1[3] by 90 bps in a single quarter
Maintaining Strong Risk Management	Robust liquidity position with coverage of over 200% of uninsured deposits[4] Diversified loan and deposit franchises built to perform across all macroeconomic environments; credit continues to perform well
Strategic Outlook	Extremely well-positioned to take market share Client-centric culture continues to drive franchise value Deposit remix has significant runway with meaningful financial benefits Poised to deploy securities and cash into higher yielding loans Operating platform designed to generate positive operating leverage and drive superior efficiency and profitability

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1. Total deposits excluding wholesale CDs and BMTX student-related deposits
2. Non-GAAP measure, refer to appendix for reconciliation
3. Capital ratios are estimated pending final regulatory report
4. Uninsured deposits of $5.4 billion (estimate) to be reported on Customers Bank's call report less $1.1 billion of collateralized deposits and $0.1 billion of affiliate deposits

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ANALYST COVERAGE

B.Riley Securities, Inc.
Hal Goetsch

D.A. Davidson Companies
Peter Winter

Hovde Group
David Bishop

Jefferies Group LLC
Casey Haire

Keefe, Bruyette & Woods Inc.
Michael Perito

Maxim Group Inc.
Michael Diana

Piper Sandler Companies
Frank Schiraldi

Raymond James
Steve Moss

Stephens Inc.
Matt Breese

Wedbush Securities Inc.
David Chiaverini

2023 New Analyst Coverage

APPENDIX

Customers Bancorp Overview

A Forward-Thinking Bank with Strong Risk Management


Bay Area
Southern California
Denver
Dallas
Austin
Chicago
Orlando
PA
NYC
Portsmouth
Boston
Providence
Washington, D.C.
Raleigh/Durham
Corporate & Specialized Banking
Community Banking

	Corporate & Specialized Banking	Community Banking	Digital Banking
Description	National corporate businesses where Customers has differentiated capabilities, often enhanced through technology, to create value for clients Serving sophisticated corporate businesses above the complexity level of most community banks but with a higher level of service and attention than large regionals provide	Deep relationship-based community banking predominantly in the Northeast with selected presence in the Carolinas, Florida and Texas Serving small and medium-sized businesses, and individuals, with a comprehensive suite of loan and deposit products	**Consumer** Suite of loan and deposit products delivered digitally to clients; increasingly generating fee and "fee-like" revenue with limited credit risk through our HFS strategy **Commercial** Transaction banking (treasury and payment services) with associated deposits
Products	Lender finance, capital call lines, venture banking, mortgage warehouse, equipment finance, healthcare, real estate specialty finance Operating deposit accounts	Regional C&I, owner-occupied CRE, SBA, multifamily, non-owner-occupied CRE, mortgage Operating deposit accounts (commercial and consumer)	Consumer installment lending Payments Online savings

Customers Bancorp, Inc.

NYSE: CUBI

Headquarters	West Reading, PA
Offices[1]	54
FTE Employees	714
Market Capitalization As of January 24, 2024	$1.7B
Total Assets	$21.3B
Tangible Book Value[2]	$47.61
Share price As of January 24, 2024	$53.07

Data as of December 31, 2023, unless otherwise noted

(1) Offices includes branches, executive offices, Private Banking Offices and Loan Production Offices
(2) Non-GAAP measure, refer to appendix for reconciliation

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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Securities Portfolio Generating Attractive Returns with Minimal Credit and Duration Risk

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Investment Securities – AFS
percent, Q4'23

- Spot yield: 5.12%
- Effective duration: ~1.5 years
- Floating rate securities: ~41%
- Credit rating: 59% AAA with only 2% at BB and below



1%
24%
50%
24%

Total: $2.4 billion

MBS & CMO
Corporate
ABS
Other

Investment Securities – HTM
percent, Q4'23

- Spot yield: 4.31%
- Effective duration: ~3.0 years
- Floating rate securities: ~25%
- Credit rating: 39% AAA with no rated securities non-investment grade
- ABS: ~$0.6 billion of credit enhanced asset backed securities from sale of consumer installment loan portfolio in Q3'22 and Q2'23



48%
52%

Total: $1.1 billion

Credit Enhanced ABS
MBS & CMO

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26 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. 18% 49% 32% 1% FICO Score1 660-679 680-699 700-749 750+ 22% 34% 24% 13% 6% 1% 0-9.99% 10 – 19.99% 20 – 29.99% 30 – 39.99% 40 – 49.99% > 50% Unknown Geog raphy Profession Deb t to Income Ratio1 Borrower Income 15% 40% 45% <$50K $50K -$100K >$100K 20% 11% 20% 27% 22% West Southwest Midwest Southeast Northeast Consumer Installment Loans – Portfolio Credit Metrics Purp ose 68% 10% 6% 16% Personal Loan Specialty Home Improvement Student Loan 94% 4% 2% Non COVID-19 Impacted Segments Non-Professional Retail & Restaurants Average FICO Score1 ~734 Average DTI1 ~19% Average Borrower Income ~$107k Weighted average life of ~2.1 years Note: Data as of December 31, 2023; includes consumer installment HFS loans 1. DTI and FICO scores as of time of origination

27 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Selected 2023 Proxy Peers • Atlantic Union • Commerce • Community Bank System • FB Financial • First Busey • F.N.B. • Fulton • Independent • Northwest • Old National • Pinnacle • Sandy Spring • United Community • WesBanco Note: Excludes the following banks due to lack of available disclosure – Ameris, Associated, Axos, BankUnited, Eastern, First Financial (OH), First Merchants, Provident, Silvergate (removed following its March 8, 2023 announcement that it would wind down operations and liquidate the bank), Towne, United Bancshares, WSFS Financial

28 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Robust Sources of Liquidity 1. Includes CLOs 2. Began pledging mortgage warehouse collateral to FRB in Q1’23 Liquidity Sources ($000's) 4Q 23 4Q 22 YOY Change Cash and Cash Equivalents $3,846,346 $455,807 $3,390,539 FHLB Available Borrowing Capacity $1,180,972 $2,265,499 ($1,084,527) FRB Available Borrowing Capacity $3,436,000 $2,510,189 $925,810 Investments (MV AFS + HTM) US Gov't & Agency Debt $0 $0 $0 Agency & Non-Agency MBS & CMO $1,739,284 $1,811,633 ($72,349) Corporates $583,034 $595,253 ($12,219) ABS1 $1,157,711 $1,394,388 ($236,677) Other AFS $28,781 $26,485 $2,295 Less: Pledged Securities HTM & AFS ($1,554,837) ($16,749) ($1,538,088) Net Unpledged Securities $1,953,973 $3,811,010 ($1,857,037) Unpledged Mortgage Warehouse Loans2 $1,014,742 $0 $1,014,742 $11,432,033 $9,042,505 $2,389,528

Allowance for Credit Losses for Loans and Leases

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($ in thousands)	December 31, 2023		
	Amortized Cost[2]	Allowance for Credit Losses	Lifetime Loss Rate[1]
Loans and Leases Receivable:			
Commercial:			
Commercial and Industrial, including Specialty Lending	$ 6,211,105	$ 23,503	0.38 %
Multifamily	2,138,622	16,343	0.76 %
Commercial Real Estate Owner Occupied	797,319	9,882	1.24 %
Commercial Real Estate Non-Owner Occupied	1,177,650	16,859	1.43 %
Construction	166,393	1,482	0.89 %
Total Commercial Loans and Leases Receivable	**$ 10,491,089**	**$ 68,069**	**0.65 %**
Consumer:			
Residential Real Estate	$ 484,435	$ 6,586	1.36 %
Manufacturing Housing	38,670	4,239	10.96 %
Installment	874,926	56,417	6.45 %
Total Consumer Loans Receivable	**$ 1,398,031**	**$ 67,242**	**4.81 %**
Total Loans and Leases Receivable	**$ 11,889,120**	**$ 135,311**	**1.14 %[3]**

1. Utilized Moody's December 2023 baseline and adverse forecast scenario with qualitative adjustments for Q4'23 provision
2. Excludes loans to mortgage companies reported at fair value, loans held for sale and PPP loans
3. Non-GAAP measure, refer to appendix for reconciliation

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

29

30 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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Core earnings - Customers Bancorp

($ in thousands except per share data)

	Q4 2023		Q3 2023		Q2 2023		Q1 2023		Q4 2022		Twelve Months Ended December 31, 2023		Twelve Months Ended December 31, 2022	
	USD	Per share	USD	Per share	USD	Per share	USD	Per share	USD	Per share	USD	Per share	USD	Per share
GAAP net income to common shareholders	$ 58,223	$ 1.79	$ 82,953	$ 2.58	$ 44,007	$ 1.39	$ 50,265	$ 1.55	$ 25,623	$ 0.77	$ 235,448	$ 7.32	$ 218,402	$ 6.51
Reconciling items (after tax):														
Severance expense	473	0.01	—	—	141	0.00	637	0.02	—	—	1,251	0.04	1,058	0.03
Impairments on fixed assets and leases	—	—	—	—	12	0.00	86	0.00	—	—	98	0.00	1,051	0.03
Loss on sale of consumer installment loans	—	—	—	—	—	—	—	—	—	—	—	—	18,221	0.54
Loss on sale of capital call lines of credit	—	—	—	—	3,914	0.12	—	—	—	—	3,914	0.12	—	—
(Gains) losses on investment securities	(85)	—	492	0.02	49	0.00	(49)	(0.00)	13,543	0.41	407	0.01	18,926	0.56
Derivative credit valuation adjustment	267	0.01	(151)	(0.00)	(101)	(0.00)	204	0.01	202	0.01	219	0.01	(1,243)	(0.04)
Tax on surrender of bank-owned life insurance policies	—	—	—	—	4,141	0.13	—	—	—	—	4,141	0.13	—	—
FDIC special assessment	2,755	0.08	—	—	—	—	—	—	—	—	2,755	0.08	—	—
Core earnings	**$ 61,633**	**$ 1.90**	**$ 83,294**	**$ 2.59**	**$ 52,163**	**$ 1.65**	**$ 51,143**	**$ 1.58**	**$ 39,368**	**$ 1.19**	**$ 248,233**	**$ 7.72**	**$ 256,415**	**$ 7.63**

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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32 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core return on average assets - Customers Bancorp ($ in thousands except per share data) Twelve Months Ended December 31, Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 2023 2022 GAAP net income $ 62,092 $ 86,756 $ 47,574 $ 53,721 $ 28,711 $ 250,143 $ 228,034 Reconciling items (after tax): Severance expense 473 — 141 637 — 1,251 1,058 Impairments on fixed assets and leases — — 12 86 — 98 1,051 Loss on sale of consumer installment loans — — — — — — 18,221 Loss on sale of capital call lines of credit — — 3,914 — — 3,914 — (Gains) losses on investment securities (85) 492 49 (49) 13,543 407 18,926 Derivative credit valuation adjustment 267 (151) (101) 204 202 219 (1,243) Tax on surrender of bank-owned life insurance policies — — 4,141 — — 4,141 — FDIC special assessment 2,755 — — — — 2,755 — Core net income $ 65,502 $ 87,097 $ 55,730 $ 54,599 $ 42,456 $ 262,928 $ 266,047 Average total assets $ 21,252,273 $ 21,978,010 $ 21,654,735 $ 21,052,920 $ 20,717,362 $ 21,486,383 $ 20,109,744 Core return on average assets 1.22% 1.57% 1.03% 1.05% 0.81% 1.22% 1.32%

33 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core return on average common equity – Customers Bancorp ($ in thousands) Twelve Months Ended December 31, Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 2023 2022 GAAP net income to common shareholders $ 58,223 $ 82,953 $ 44,007 $ 50,265 $ 25,623 $ 235,448 $ 218,402 Reconciling items (after tax): Severance expense 473 — 141 637 — 1,251 1,058 Impairments on fixed assets and leases — — 12 86 — 98 1,051 Loss on sale of consumer installment loans — — — — — — 18,221 Loss on sale of capital call lines of credit — — 3,914 — — 3,914 — (Gains) losses on investment securities (85) 492 49 (49) 13,543 407 18,926 Derivative credit valuation adjustment 267 (151) (101) 204 202 219 (1,243) Tax on surrender of bank-owned life insurance policies — — 4,141 — — 4,141 — FDIC special assessment 2,755 — — — — 2,755 — Core earnings $ 61,633 $ 83,294 $ 52,163 $ 51,143 $ 39,368 $ 248,233 $ 256,415 Average total common shareholders' equity $ 1,449,728 $ 1,373,244 $ 1,335,408 $ 1,273,780 $ 1,263,190 $ 1,358,564 $ 1,254,979 Core return on average common equity 16.87% 24.06% 15.67% 16.28% 12.36% 18.27% 20.43%

34 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Adjusted net income and adjusted ROAA - pre-tax pre- provision - Customers Bancorp ($ in thousands, except per share data) Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 GAAP net income $ 62,092 $ 86,756 $ 47,574 $ 53,721 $ 28,711 Reconciling items: Income tax expense 21,796 23,470 20,768 14,563 7,136 Provision (benefit) for credit losses 13,523 17,856 23,629 19,603 28,216 Provision (benefit) for credit losses on unfunded commitments (136) 48 (304) 280 153 Severance expense 639 — 182 809 — Impairments on fixed assets and leases — — 15 109 — Loss on sale of consumer installment loans — — — — — Loss on sale of capital call lines of credit — — 5,037 — — (Gains) losses on investment securities (114) 626 62 (62) 16,909 Derivative credit valuation adjustment 361 (192) (130) 259 252 FDIC special assessment 3,723 — — — — Adjusted net income - pre-tax pre-provision $ 101,884 $ 128,564 $ 96,833 $ 89,282 $ 81,377 Average total assets $ 21,252,273 $ 21,978,010 $ 21,654,735 $ 21,052,920 $ 20,717,362 Adjusted ROAA - pre-tax pre-provision 1.90% 2.32% 1.79% 1.72% 1.56%

35 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core efficiency ratio - Customers Bancorp ($ in thousands, except per share data) Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 GAAP net interest income $ 172,506 $ 199,773 $ 165,271 $ 149,899 $ 135,137 GAAP non-interest income $ 18,672 $ 17,775 $ 15,997 $ 18,121 $ 7,345 Loss on sale of capital call lines of credit — — 5,037 — — (Gains) losses on investment securities (114) 626 62 (62) 16,909 Derivative credit valuation adjustment 361 (192) (130) 259 252 Core non-interest income $ 18,919 $ 18,209 $ 20,966 $ 18,318 $ 24,506 Core revenue $ 191,425 $ 217,982 $ 186,237 $ 168,217 $ 159,643 GAAP non-interest expense $ 93,767 $ 89,466 $ 89,297 $ 80,133 $ 78,419 Severance expense (639) — (182) (809) — Impairments on fixed assets and leases — — (15) (109) — FDIC special assessment (3,723) — — — — Core non-interest expense $ 89,405 $ 89,466 $ 89,100 $ 79,215 $ 78,419 Core efficiency ratio (1) 46.70% 41.04% 47.84% 47.09% 49.12% 1. Core efficiency ratio calculated as core non-interest expense divided by core revenue

36 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core non-interest expense to average assets - Customers Bancorp ($ in thousands except per share data) Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 GAAP non-interest expense $ 93,767 $ 89,466 $ 89,297 $ 80,133 $ 78,419 Severance expense (639) — (182) (809) — Impairments on fixed assets and leases — — (15) (109) — FDIC special assessment (3,723) — — — — Core non-interest expense $ 89,405 $ 89,466 $ 89,100 $ 79,215 $ 78,419 Average total assets $ 21,252,273 $ 21,978,010 $ 21,654,735 $ 21,052,920 $ 20,717,362 Core non-interest expense to average assets 1.67% 1.62% 1.65% 1.53% 1.50%

37 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible common equity to tangible assets - Customers Bancorp ($ in thousands except per share data) Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 GAAP total shareholders' equity $ 1,638,394 $ 1,561,607 $ 1,456,652 $ 1,421,020 $ 1,402,961 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 1,496,971 $ 1,420,184 $ 1,315,229 $ 1,279,597 $ 1,261,538 GAAP Total assets $ 21,316,265 $ 21,857,152 $ 22,028,565 $ 21,751,614 $ 20,896,112 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible assets $ 21,312,636 $ 21,853,523 $ 22,024,936 $ 21,747,985 $ 20,892,483 Tangible common equity to tangible assets 7.0% 6.5% 6.0% 5.9% 6.0%

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Tangible book value per common share - Customers Bancorp

($ in thousands except per share data)	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
GAAP total shareholders' equity	$ 1,638,394	$ 1,561,607	$ 1,456,652	$ 1,421,020	$ 1,402,961
Reconciling Items:					
Preferred stock	(137,794)	(137,794)	(137,794)	(137,794)	(137,794)
Goodwill and other intangibles	(3,629)	(3,629)	(3,629)	(3,629)	(3,629)
Tangible common equity	**$ 1,496,971**	**$ 1,420,184**	**$ 1,315,229**	**$ 1,279,597**	**$ 1,261,538**
Common shares outstanding	31,440,906	31,311,254	31,282,318	31,239,750	32,373,697
Tangible book value per common share	**$ 47.61**	**$ 45.36**	**$ 42.04**	**$ 40.96**	**$ 38.97**

Tangible book value per common share - Customers Bancorp

($ in thousands except per share data)

	Q4 2023	Q4 2022	Q4 2021	Q4 2020	Q4 2019	Q4 2018
GAAP total shareholders' equity	$ 1,638,394	$ 1,402,961	$ 1,366,217	$ 1,117,086	$ 1,052,795	$ 956,816
Reconciling Items:						
Preferred stock	(137,794)	(137,794)	(137,794)	(217,471)	(217,471)	(217,471)
Goodwill and other intangibles	(3,629)	(3,629)	(3,736)	(14,298)	(15,195)	(16,499)
Tangible common equity	**$ 1,496,971**	**$ 1,261,538**	**$ 1,224,687**	**$ 885,317**	**$ 820,129**	**$ 722,846**
Common shares outstanding	31,440,906	32,373,697	32,913,267	31,705,088	31,336,791	31,003,028
Tangible book value per common share	**$ 47.61**	**$ 38.97**	**$ 37.21**	**$ 27.92**	**$ 26.17**	**$ 23.32**

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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39 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Total loans and leases, excluding PPP and consumer HFS - Customers Bancorp ($ in thousands except per share data) Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Total loans and leases $ 13,202,084 $ 13,713,482 $ 13,910,907 $ 15,063,034 $ 15,794,671 PPP loans (74,735) (137,063) (188,763) (246,258) (998,153) Consumer HFS (340,317) (150,368) (78,108) (404,006) (324,233) Total loans and leases, excluding PPP and consumer HFS $ 12,787,032 $ 13,426,051 $ 13,644,036 $ 14,412,770 $ 14,472,285

40 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core loans held for investment (Total loans and leases HFI, excluding PPP) to total deposits - Customers Bancorp ($ in thousands except per share data) Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Total loans and leases HFI $ 12,861,767 $ 13,563,114 $ 13,832,799 $ 14,638,977 $ 15,466,359 PPP loans (74,735) (137,063) (188,763) (246,258) (998,153) Core loans held for investment (Total loans and leases HFI, excluding PPP) $ 12,787,032 $ 13,426,051 $ 13,644,036 $ 14,392,719 $ 14,468,206

41 © 2024 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Coverage of credit loss reserves for loans and leases HFI, excluding PPP - Customers Bancorp ($ in thousands except per share data) Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Loans and leases receivable $ 11,963,855 $ 12,600,548 $ 12,826,531 $ 13,391,610 $ 14,143,047 Loans receivable, PPP (74,735) (137,063) (188,763) (246,258) (998,153) Loans and leases held for investment, excluding PPP $ 11,889,120 $ 12,463,485 $ 12,637,768 $ 13,145,352 $ 13,144,894 Allowance for credit losses on loans and leases $ 135,311 $ 139,213 $ 139,656 $ 130,281 $ 130,924 Coverage of credit loss reserves for loans and leases held for investment, excluding PPP 1.14% 1.12% 1.11% 0.99% 1.00%